Exhibit 99.1
Clover Health Reports Fourth Quarter & Full Year 2025 Results; Provides Full Year 2026 Guidance
Business Highlights:
•Generated full year 2025 Adjusted EBITDA profitability while growing membership by 38% and Insurance revenue by 41% year-over-year
•Achieved industry-leading 2026 AEP growth of 53% year-over-year with strong returning member retention
•Expect improving cohort economics powered by Clover Assistant to drive our first-ever full year of GAAP Net Income profitability in 2026
Financial Results:
•Full year 2025 Medicare Advantage membership of 113,803, up 38% year-over-year
•Full year 2025 Total revenues of $1.9 billion, up 40% year-over-year
•Full year 2025 GAAP Net loss of $86 million, Adjusted EBITDA of $22 million, and Adjusted Net Income of $20 million
Full Year 2026 Guidance:
•Average Medicare Advantage membership of 154,000 - 158,000, representing 46% growth year-over-year at the midpoint
•Total revenues between $2.81 billion and $2.92 billion, representing 49% growth year-over-year at the midpoint
•Consolidated Gross profit between $470 million and $510 million, representing 38% growth year-over-year at the midpoint
•Adjusted EBITDA profitability between $50 million and $70 million
•GAAP Net Income between $0 million and $20 million
WILMINGTON, Del. – February 26, 2026 – Clover Health Investments, Corp. (Nasdaq: CLOV) (“Clover,” “Clover Health” or the “Company”), today reported financial results for the fourth quarter and full year 2025. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
“Our results in 2025 validate the scalability of our differentiated model, despite some headwinds during the year," said Clover Health CEO Andrew Toy. “We delivered strong Medicare Advantage performance and meaningful membership growth across a wide-network PPO, while continuing to lead the nation on quality. By replicating this strategy in 2026, with confidence in our pricing and benefit design, we anticipate scaling Clover Assistant-powered care to more seniors and have positioned Clover to achieve our first full year of GAAP Net Income profitability in 2026.”
“During 2025, we demonstrated financial resilience, supported by continued Adjusted EBITDA profitability, a controlled underlying medical cost trend, and Medicare Advantage membership growth significantly above market,” said Clover Health CFO Peter Kuipers. “Looking to 2026, we expect improving cohort economics, strong returning member retention, a more favorable rate environment, and continued operating leverage as we scale, establishing a strong path to continued market-leading membership growth and full-year 2026 GAAP Net Income profitability.”

Key Company highlights are as follows:

	Three Months Ended December 31,			Year Ended December 31,
Dollars in Millions	2025	2024	Change (%)	2025	2024	Change (%)
Consolidated:
Total revenues(1)	$487.7	$337.0	44.7%	$1,924.3	$1,371.1	40.3%
Consolidated Gross profit(1)	$74.2	$93.9	(21.0)%	$355.9	$364.8	(2.4)%
Salaries and benefits plus General and administrative expenses ("SG&A")	$123.1	$115.0	7.0%	$439.7	$408.9	7.5%
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A")(2)	$97.5	$86.1	13.2%	$334.2	$294.7	13.4%
Adjusted SG&A as a % of Total revenues	20.0%	25.5%	(550) bps	17.4%	21.5%	(410) bps
Net loss from continuing operations	$(49.3)	$(21.5)	129.3%	$(85.5)	$(46.3)	84.7%
Adjusted EBITDA(2)	$(23.3)	$7.8	N/A*	$21.7	$70.1	(69.0)%
Adjusted Net (loss) income from continuing operations(2)	$(23.8)	$7.4	N/A*	$20.0	$68.2	(70.7)%
Total cash, cash equivalents, and investments	$319.9	$437.6	(26.9)%	$319.9	$437.6	(26.9)%
Insurance Segment:
Average Medicare Advantage membership(5)	112,654	82,209	37.0%	107,084	80,561	32.9%
Insurance revenue	$485.9	$330.7	46.9%	$1,891.7	$1,344.9	40.7%
Insurance net medical claims incurred	$427.3	$243.2	75.7%	$1,618.2	$1,010.3	60.2%
Insurance BER(3)	95.0%	82.8%	1,220 bps	90.9%	81.2%	970 bps
Prior period development	2.2%	4.6%	(240) bps	0.6%	3.0%	(240) bps
Normalized Insurance BER(3)	97.2%	87.4%	980 bps	91.5%	84.2%	730 bps
1,2,3,4,5
2026 Financial Guidance
For full-year 2026, Clover Health is providing its guidance as follows:

2026 Guidance
Total revenues(1)	$2.81 billion - $2.92 billion
Consolidated Gross profit(1)	$470 million - $510 million
Adjusted EBITDA(4)	$50 million - $70 million
GAAP Net income	$0 million - $20 million
Average Medicare Advantage membership	154,000 - 158,000
Lives under Clover Management

	December 31, 2025	December 31, 2024
Insurance members	113,803	82,664
*Not presented as a % change because the current or prior period amount is zero or the amount for the line item changed from a gain to a loss (or vice versa) and thus yields a result that is not meaningful.
1 Beginning with this release, the Company is providing guidance with respect to Total revenues and Consolidated Gross profit replacing Insurance revenue and Insurance Benefits Expense Ratio guidance. Consolidated Gross profit is calculated by taking net loss from continuing operations before salaries and benefits, general and administrative expenses, depreciation and amortization, premium deficiency reserve expense, restructuring costs, impairment of goodwill and other intangible assets, interest expense, change in fair value of warrants, and loss on investment. The Company believes that Total revenues and Consolidated Gross profit are meaningful indicators of Clover Heath’s consolidated business performance and is much more informative of operational results.
2 Adjusted SG&A (Non-GAAP), Adjusted EBITDA (Non-GAAP), and Adjusted Net (loss) income from continuing operations (Non-GAAP) are Non-GAAP financial measures. Reconciliations of Adjusted SG&A (Non-GAAP) to SG&A, Adjusted EBITDA (Non-GAAP) to Net loss from continuing operations, and Adjusted Net (loss) income from continuing operations (Non-GAAP) to Net loss from continuing operations, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
3 Insurance Benefits Expense Ratio (“BER”) is a Non-GAAP financial measure. A reconciliation of Insurance BER to Insurance Net medical claims incurred, net, the most directly comparable GAAP measure, is provided in a table immediately following the consolidated financial statements below. Additional information about the Company's Non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A. Normalized Insurance BER is a non-GAAP financial measure which adjusts our activity related to prior period developments. Prior period development refers to change in the Company’s Insurance Revenue and Insurance Medical claims levels from a previous period. While this metric may not be directly comparable to similarly titled measures presented by other companies, management believes that Normalized Insurance BER presents a clearer representation of performance during the year.
4 A reconciliation of projected Adjusted EBITDA (Non-GAAP) to Net income (loss), the most directly comparable GAAP measure, is not provided because Stock-based compensation, which is excluded from Adjusted EBITDA (Non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's Non-GAAP financial measures can be found under the caption “About Non-GAAP Financial Measures” below and in Appendix A.
5 Average Medicare Advantage membership represents the average membership during the three months included in the fourth quarter of 2025, and twelve months included in the full year 2025.

Earnings Conference Call Details
Clover Health’s management will host a conference call to discuss its financial results on Thursday, February 26, 2026, at 5:00 PM Eastern Time. A live audio webcast will also be available online and you may register at: https://clover-health-q425-earnings-call.open-exchange.net/ and related presentation materials will be available at Clover Health’s Investor Relations website at investors.cloverhealth.com. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link and at Clover Health’s Investor Relations website at investors.cloverhealth.com, and will remain available for approximately 12 months.
Upcoming Investor Events & Conferences
•2026 Leerink Global Healthcare Conference at 9:20 a.m. Eastern Time, Tuesday, March 10, 2026
Any live and archived webcasts and presentations associated with the conferences listed above may be accessed on Clover Health’s Investor Relations website at: investors.cloverhealth.com/news-and-events/investor-events-presentations.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements under "Financial Guidance" and “2026 Financial Guidance” and statements regarding expectations relating to potential improvements in revenues, operating expenses, Consolidated Gross profit, Adjusted SG&A, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, and other expectations as to future performance, operations and results (including our guidance for full year 2026). Statements regarding our GAAP Net Income, Consolidated Gross profit, and Adjusted EBITDA profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2026 financial guidance. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 3, 2025, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

About Non-GAAP Financial Measures
We use Non-GAAP measures in this release, including Consolidated Gross profit, Adjusted SG&A and Adjusted SG&A as a percentage of Total revenues, Adjusted EBITDA, Adjusted Net (loss) income from continuing operations, Insurance BER, and Normalized Insurance BER. These Non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these Non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These Non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”) and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these Non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these Non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.
About Clover Health:
Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. For our members, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. For healthcare providers outside Clover Health's Medicare Advantage plan, we extend the benefits of our data-driven technology platform to a wider audience via our subsidiary, Counterpart Health, and aim to enable enhanced patient outcomes and reduced healthcare costs on a nationwide scale. Clover Health has published data demonstrating the technology’s impact on Medication Adherence, Congestive Heart Failure, Chronic Obstructive Pulmonary Disease, and in Underserved Populations as well as the earlier identification and management of Diabetes and Chronic Kidney Disease.
Visit: www.cloverhealth.com
Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com
Press Inquiries:
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share amounts)
(unaudited)

	December 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$78,301	$194,543
Short-term investments	17,047	—
Investment securities, available-for-sale (Amortized cost: 2025: $23,231; 2024: $27,153)	23,131	26,997
Investment securities, held-to-maturity (Fair value: 2025: $1,779; 2024: $15)	1,777	15
Accrued retrospective premiums	63,875	41,253
Healthcare receivables	94,866	51,539
Prepaid expenses	18,209	13,174
Other assets, current	10,649	15,603
Total current assets	307,855	343,124

Investment securities, available-for-sale (Amortized cost: 2025: $186,464; 2024: $203,147)	187,092	201,719
Investment securities, held-to-maturity (Fair value: 2025: $12,495; 2024: $13,913)	12,571	14,343
Property and equipment, net	6,385	5,307
Other intangible assets	2,990	2,990
Other assets, non-current	24,118	13,259
Total assets	$541,011	$580,742

Liabilities and Stockholders' Equity
Current liabilities:
Unpaid claims	$153,250	$156,396
Accounts payable and accrued expenses	36,211	34,564
Accrued salaries and benefits	16,038	19,090
Other liabilities, current	3,324	3,466
Total current liabilities	208,823	213,516

Other liabilities, non-current	23,484	26,083
Total liabilities	232,307	239,599
Commitments and contingencies
Stockholders' equity:
Class A Common Stock, $0.0001 par value; 2,500,000,000 shares authorized at December 31, 2025 and December 31, 2024; 426,669,369 and 414,493,051 issued and outstanding at December 31, 2025 and December 31, 2024, respectively	43	41
Class B Common Stock, $0.0001 par value; 500,000,000 shares authorized at December 31, 2025 and December 31, 2024; 92,373,157 and 89,032,305 issued and outstanding at December 31, 2025 and December 31, 2024, respectively	9	9
Additional paid-in capital	2,682,663	2,576,471
Accumulated other comprehensive income (loss)	528	(1,584)
Accumulated deficit	(2,288,352)	(2,202,803)
Less: Treasury stock, at cost; 33,412,273 and 18,752,947 shares held at December 31, 2025 and December 31, 2024, respectively	(86,187)	(30,991)
Total stockholders' equity	308,704	341,143
Total liabilities and stockholders' equity	$541,011	$580,742

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Dollars in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenues:
Premiums earned, net (Net of ceded premiums of $92 and $98 for the three months ended December 31, 2025 and 2024, respectively; net of $375 and $399 for the years ended December 31, 2025 and 2024, respectively.)	$485,872	$330,680	$1,891,732	$1,344,881
Other income	1,835	6,283	32,576	26,250
Total revenues	487,707	336,963	1,924,308	1,371,131

Operating expenses:
Net medical claims incurred	413,499	243,044	1,568,406	1,006,327
Salaries and benefits	56,949	62,737	225,475	232,454
General and administrative expenses	66,158	52,286	214,270	176,480
Depreciation and amortization	420	344	1,686	1,331
Restructuring costs	—	—	—	288
Total operating expenses	537,026	358,411	2,009,837	1,416,880
Loss from continuing operations	(49,319)	(21,448)	(85,529)	(45,749)

Change in fair value of warrants	1	33	20	50
Loss on investment	—	—	—	467
Net loss from continuing operations	(49,320)	(21,481)	(85,549)	(46,266)
Net income (loss) from discontinued operations	—	(611)	—	3,257
Net loss	$(49,320)	$(22,092)	$(85,549)	$(43,009)

Per share data:
Basic and diluted weighted average number of class A and class B common shares and common share equivalents outstanding	517,237,340	491,871,177	511,967,146	490,018,730
Continuing operations:
Basic and diluted loss per share	$(0.10)	$(0.04)	$(0.17)	$(0.09)
Discontinued operations:
Basic and diluted (loss) earnings per share	$—	$—	$—	$0.01

Net unrealized gain (loss) on available-for-sale investments	57	(2,436)	2,112	786
Comprehensive loss	$(49,263)	$(24,528)	$(83,437)	$(42,223)

CLOVER HEALTH INVESTMENTS, CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(unaudited)

	Year ended December 31,
	2025	2024	2023
Cash flows from operating activities:
Net loss	$(85,549)	$(43,009)	$(213,361)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization expense	1,686	1,331	2,509
Stock-based compensation	103,657	114,331	140,931
Change in fair value of warrants and amortization of warrants	20	50	86
Accretion, net of amortization	(1,843)	(2,524)	(4,014)
Change in accrued interest earned	271	(571)	—
Net realized gains on investment securities	(979)	(480)	(20)
Loss on investment	—	467	4,726
Impairment of goodwill and other intangible assets	—	—	15,945
Premium deficiency reserve	—	—	(7,239)
Changes in operating assets and liabilities:
Accrued retrospective premiums	(22,622)	(19,177)	(1,689)
Prepaid expenses	(5,035)	1,244	3,728
Other assets	(5,921)	2,852	8,859
Healthcare receivables	(43,327)	12,625	6,443
Unpaid claims	(3,146)	19,296	(294)
Accounts payable and accrued expenses	1,647	(2,620)	4,739
Accrued salaries and benefits	(3,052)	(1,971)	(2,901)
Other liabilities	(2,741)	606	6,404
Net cash (used in) provided by operating activities from continuing operations	(66,934)	82,450	(35,148)
Net cash used in operating activities from discontinued operations	—	(47,605)	(109,514)
Net cash (used in) provided by operating activities	(66,934)	34,845	(144,662)
Cash flows from investing activities:
Purchases of short-term investments, available-for-sale, and held-to-maturity securities	(205,097)	(201,241)	(175,567)
Proceeds from sales of short-term investments and available-for-sale securities	185,163	83,673	60,436
Proceeds from maturities of short-term investments and available-for-sale securities	26,053	119,689	255,728
Purchases of property and equipment	(2,043)	(1,556)	(584)
Net cash provided by investing activities	4,076	565	140,013
Cash flows from financing activities:
Issuance of common stock, net of early exercise liability	718	709	34
Issuance of common stock under employee stock purchase plan, net of stock issuance costs	1,096	193	1,116
Cash paid for shares withheld related to stock-based compensation	(36,900)	(16,491)	(6,220)
Repurchases of common stock	(18,298)	(1,772)	—
Net cash used in financing activities	(53,384)	(17,361)	(5,070)
Net (decrease) increase in cash and cash equivalents	(116,242)	18,049	(9,719)
Cash and cash equivalents, beginning of period	194,543	176,494	186,213
Cash and cash equivalents, end of period	$78,301	$194,543	$176,494
Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents(1)	$78,301	$194,543	$122,863
Restricted cash	—	—	53,631
Total cash, cash equivalents, and restricted cash	$78,301	$194,543	$176,494
(1) Includes all applicable amounts for both continuing and discontinued operations

CLOVER HEALTH INVESTMENTS, CORP.
OPERATING SEGMENT
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
Insurance Segment	2025	2024	2025	2024
Premiums earned, net (net of ceded premiums)	$485,872	$330,680	$1,891,732	$1,344,881
Less:
Net medical claims incurred	427,265	243,164	1,618,219	1,010,289
Segment gross profit	$58,607	$87,516	$273,513	$334,592

Reconciliation:
Elimination of intersegment profits	$13,766	$120	$49,813	$3,962
Other income	1,835	6,283	32,576	26,250
Salaries and benefits	(56,949)	(62,737)	(225,475)	(232,454)
General and administrative expenses	(66,158)	(52,286)	(214,270)	(176,480)
Depreciation and amortization	(420)	(344)	(1,686)	(1,331)
Restructuring costs	—	—	—	(288)
Change in fair value of warrants	(1)	(33)	(20)	(50)
Loss on investment	—	—	—	(467)
Net loss from continuing operations	$(49,320)	$(21,481)	$(85,549)	$(46,266)

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED GROSS PROFIT (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net loss from continuing operations (GAAP):	$(49,320)	$(21,481)	$(85,549)	$(46,266)
Adjustments:
Salaries and benefits	56,949	62,737	225,475	232,454
General and administrative expenses	66,158	52,286	214,270	176,480
Depreciation and amortization	420	344	1,686	1,331
Restructuring costs	—	—	—	288
Change in fair value of warrants	1	33	20	50
Loss on investment	—	—	—	467
Consolidated Gross profit (Non-GAAP)	$74,208	$93,919	$355,902	$364,804
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Salaries and benefits	$56,949	$62,737	$225,475	$232,454
General and administrative expenses	66,158	52,286	214,270	176,480
Total SG&A (GAAP)	123,107	115,023	439,745	408,934
Adjustments:
Stock-based compensation	(24,919)	(29,645)	(103,657)	(114,331)
Non-recurring legal expenses and settlements	(647)	742	(1,881)	110
Adjusted SG&A (non-GAAP)	$97,541	$86,120	$334,207	$294,713

Total revenues (GAAP)	$487,707	$336,963	$1,924,308	$1,371,131
Adjusted SG&A (non-GAAP) as a percentage of Total revenues	20.0%	25.6%	17.4%	21.5%
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net loss from continuing operations (GAAP):	$(49,320)	$(21,481)	$(85,549)	$(46,266)
Adjustments:
Depreciation and amortization	420	344	1,686	1,331
Change in fair value of warrants	1	33	20	50
Loss on investment	—	—	—	467
Stock-based compensation	24,919	29,645	103,657	114,331
Restructuring costs	—	—	—	288
Non-recurring legal expenses and settlements	647	(742)	1,881	(110)
Adjusted EBITDA (non-GAAP)	$(23,333)	$7,799	$21,695	$70,091
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED NET (LOSS) INCOME FROM CONTINUING OPERATIONS (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net loss from continuing operations (GAAP)	$(49,320)	$(21,481)	$(85,549)	$(46,266)
Adjustments:
Stock-based compensation	24,919	29,645	103,657	114,331
Restructuring costs	—	—	—	288
Non-recurring legal expenses and settlements	647	(742)	1,881	(110)
Adjusted Net (loss) income from continuing operations (non-GAAP)	$(23,754)	$7,422	$19,989	$68,243
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INSURANCE BENEFITS EXPENSE RATIO (NON-GAAP) AND NORMALIZED INSURANCE BENEFITS EXPENSE RATIO (NON-GAAP) RECONCILIATION
(in thousands)(1)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net medical claims incurred, net (GAAP)	$427,265	$243,164	$1,618,219	$1,010,289
Adjustments:
Quality improvements	34,328	30,762	100,572	81,144
Insurance Benefits expense (non-GAAP)	$461,593	$273,926	$1,718,791	$1,091,433

Premiums earned, net (GAAP)	$485,872	$330,680	$1,891,732	$1,344,881
Insurance Benefits expense ratio (non-GAAP)	95.0%	82.8%	90.9%	81.2%
Adjustments:
Prior period development	2.2	4.6	0.6	3.0
Normalized Insurance Benefits expense ratio (non-GAAP)	97.2%	87.4%	91.5%	84.2%
(1) The table above includes Non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these Non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP.
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions
Consolidated Gross profit - A Non-GAAP financial measure defined by us as net loss from continuing operations before salaries and benefits, general and administrative expenses, depreciation and amortization, premium deficiency reserve expense, restructuring costs, impairment of goodwill and other intangible assets, interest expense, change in fair value of warrants, and loss on investment. We believe that Consolidated Gross profit provides management, investors, and others a useful view of consolidated business performance and is much more informative of operational results. Accordingly, we believe that Consolidated Gross profit provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.
Adjusted SG&A - A Non-GAAP financial measure defined by us as total SG&A less stock-based compensation and non-recurring legal expenses and settlements. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of Total revenues is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales.
Adjusted EBITDA - A Non-GAAP financial measure defined by us as net (loss) income from continuing operations before depreciation and amortization, interest expense, change in fair value of warrants, loss on investment, stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.
Adjusted Net (loss) income from continuing operations - A Non-GAAP financial measure defined by us as net (loss) income from continuing operations before stock-based compensation, premium deficiency reserve benefit, restructuring costs, impairment of goodwill and other intangible assets, and non-recurring legal expenses and settlements. Adjusted Net (loss) income from continuing operations is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends. We believe that Adjusted Net (loss) income from continuing operations is helpful to investors in assessing the Company’s financial performance in the same manner as our management and our board of directors.
Insurance Benefits expense ratio and Normalized Insurance Benefits expense ratio - A Non-GAAP financial measure defined by us as Benefits expense ratio ("BER"). We calculate our Insurance BER by taking the total of Insurance net medical expenses incurred and quality improvements, and dividing that total by premiums earned on a net basis, in a given period. Quality improvements include expenses associated with activities that improve health outcomes, as defined by the U.S. Department of Health and Human Services ("HHS"), as well as those directly tied to enhancing healthcare quality, such as the Company's spend on health information technology, wellness and prevention programs, initiatives to reduce hospital readmissions, and our clinically focused Member Rewards program for the current year. We believe our Insurance BER is useful to management, investors, and others because it offers a clearer and more accurate representation of our investment in healthcare quality and member engagement, and gives a comprehensive view of costs related to maintaining and improving the quality of care of our members, which is crucial for sustaining member satisfaction and adherence to treatment regimens. Furthermore, Normalized Insurance BER adjusts out activity related to prior period development. Prior period development refers to changes in the Company’s Insurance Revenue and Insurance Medical claims levels from previous periods. While this may not be directly comparable to similarly titled measures presented by other companies, management believes that Normalized Insurance BER presents a clearer representation of performance during the current period being presented.